UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF
ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, the Company believes the members of the Board of Directors are entitled to compensation for their efforts as Directors and approved annual compensation to each directors of 250,000 shares of Rule 144 stock on March 26, 2009.

WHEREAS, Said shares were not granted to the directors during 2009 for their 2009 terms.

THEREFORE, BE IT RESOLVED that the Company authorizes the following payments to the members of the Board of Directors for services rendered in 2009 and 2010, in Rule 144 restricted common stock as of the closing price on November 24, 2010:

Sonny Wooley	500,000 shares
Timothy G. Byrd, Sr.	500,000 shares
Peggy Behrens	500,000 shares

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

Sonny Wooley
Chairman of the Board of Directors
Date: 11/24/2010

Timothy G. Byrd, Sr.
Director
Date: 11/24/2010

Peggy Behrens
Director
Date: 11/24/2010

UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, the Company believes the members of the Board of Directors are entitled to compensation for their efforts as Directors and approved annual compensation to each directors of 250,000 shares of Rule 144 stock on March 26, 2009.

WHEREAS, Said shares were not granted to the directors during 2009 for their 2009 terms.

THEREFORE, BE IT RESOLVED that the Company authorizes the following payments to the members of the Board of Directors for services rendered in 2009 and 2010, in Rule 144 restricted common stock as of the closing price on November 24, 2010:

Sonny Wooley	500,000 shares
Timothy G. Byrd, Sr.	500,000 shares
Peggy Behrens	500,000 shares

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

Sonny Wooley
Chairman of the Board of Directors
Date: 11/24/2010

Timothy G. Byrd, Sr.
Timothy G. Byrd, Sr.
Director
Date: 11/24/2010

Peggy Behrens
Director
Date: 11/24/2010

UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF
ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the "Company") hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company. The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, the Company believes the members of the Board of Directors are entitled to compensation for their efforts as Directors and approved annual compensation to each directors of 250,000 shares of Rule 144 stock on March 26, 2009.

WHEREAS, Said shares were not granted to the directors during 2009 for their 2009 terms.

THEREFORE, BE IT RESOLVED that the Company authorizes the following payments to the members of the Board of Directors for services rendered in 2009 and 2010, in Rule 144 restricted common stock as of the closing price on November 24, 2010:

Sonny Wooley	500,000 shares
Timothy G. Byrd, Sr.	500,000 shares
Peggy Behrens	500,000 shares

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

Sonny Wooley
Chairman of the Board of Directors
Date: 11/24/2010

Timothy G. Byrd, Sr.
Director
Date: 11/24/2010

Peggy Behrens
Peggy Behrens
Director
Date: 11/24/2010